UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2006

UNITED TENNESSEE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Tennessee	0-23551	62-1710108
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

170 Broadway Newport, Tennessee	37821
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (423)623-6088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

United Tennessee Bankshares, Inc. issued a press release on January 17, 2006, which is attached hereto as an exhibit and incorporated herein by reference.

Item 9.01    Financial Statement and Exhibits

Exhibit 99.1  Press Release dated January 17, 2006.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TENNESSEE BANKSHARES, INC.

Date: January 20, 2006	By:	/s/ Richard G. Harwood

Title: President and CEO

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